UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): March 2, 2005


                                 W3 GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-27083               84-1108035
   ----------------------------       -------------       -------------------
   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)             File Number)       Identification No.)


               444 Madison Avenue, Suite 1800, New York, NY 10022
               --------------------------------------------------
                    (Address of Principal Executive Offices)


                               (212) 750-7878
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to
      Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to
      Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

The conditions of the Letter of Intent dated January 19, 2005, as amended on February 7, 2005 executed by the Registrant and Cristina Acquisition Corp. ("CAC") and the Signal Companies ("Signal") have not been met by CAC and Signal. Accordingly, the Registrant sent formal notice of the expiration of the Letter of Intent, as amended, to CAC and Signal as of the close of business on March 2, 2005 and thereafter said Letter of Intent is of no further force and effect. Management of the Registrant has resumed its search for a viable business opportunity.


Item 7.01 Regulation FD Disclosure.

On March 3, 2005, W3 Group, Inc. issued a press release announcing that the Letter of Intent for proposed acquisition has expired. The press release is filed with this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 (1) Letter of Intent dated January 19, 2005 between Registrant and Cristina Acquisition Corp.;

10.2 (2) Letter of Amendment dated February 7, 2005 to the Letter of Intent dated January 19, 2005 between Registrant and Cristina Acquisition Corp.;

10.3 Letter dated March 2, 2005 to Signal Companies re: expiration of Letter of Intent.

99.1 Press Release dated March 3, 2005 announcing that the Letter of Intent for proposed acquisition has expired.
_______________

(1) Previously filed as Exhibit 10.1 to the report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2005 and incorporated herein by reference.

(2) Previously filed as Exhibit 10.2 to the report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2005 and incorporated herein by reference.

                            SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 3, 2005        W3 GROUP, INC., A Delaware Corporation
                           (Registrant)


                           By: /s/ Robert Gordon
                              ----------------------------------
                                   Robert Gordon
                                   Acting President